                                                                 EXHIBIT 10.31


THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.


                                 ECHOCATH, INC.

          Warrants for the Purchase of Shares of Class A Common Stock,
                             no par value per share

                      These Warrants Expire on June 1, 2004


                                                              575,000 Warrants

         THIS CERTIFIES that, for value received, Joseph J. Prischak, with an address at 2425 West 23rd Street, Erie, Pennsylvania 16506 (including any permitted transferee, the "Holder"), is the registered holder of the number of warrants set forth above, each of which represents the right to purchase one fully paid and nonassessable share of the Class A common stock, no par value ("Common Stock"), of EchoCath, Inc., a New Jersey corporation (the "Company"), at an initial exercise price equal to $0.14 (fourteen cents) per share (subject to adjustment as provided herein) (the "Exercise Price") upon the terms and conditions set forth herein, at any time or from time to time before 5:00 P.M. on June 1, 2004, New York time (the "Exercise Period").

         As used herein, the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

         The number of shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth.

                  The Holder is also entitled to all rights described in the subscription agreement between the Company and the original holder of this Warrant, including, without limitation, certain registration rights.

         1. This Warrant may be exercised during the Exercise Period, as to the whole or any lesser number of whole Warrant Shares, by the surrender of this Warrant (with the election at the end hereof duly executed) to the Company, 4326

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

US Route 1, Monmouth Junction, New Jersey 08822, Attention: Dr. David Vilkomerson, or at such other place as is designated in writing by the Company. Such executed election must be accompanied by payment in an amount equal to the Exercise Price multiplied by the number of Warrant Shares for which this Warrant is being exercised. Such payment may be made by certified or bank cashier's check payable to the order of the Company.

         2. Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

         3. (a) Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Act and the rules and regulations thereunder.

         (b) The Holder acknowledges that the Holder has been advised by the Company that neither this Warrant nor the Warrant Shares have been registered under the Act, that this Warrant is being or has been issued and the Warrant Shares may be issued on the basis of the statutory exemption provided by Section 4(2) of the Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering, and that the

Company's reliance thereon is based in part upon the representations made by the original Holder in the original Holder's subscription agreement, dated the date hereof between the Company and the original Holder hereof (the "Subscription Agreement"), executed and delivered in accordance with the terms of the Offering. The Holder acknowledges that he has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of securities. In particular, the Holder agrees that no sale, assignment or transfer of this Warrant or the Warrant Shares issuable upon exercise hereof shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of this Warrant or such Warrant Shares is registered under the Act, it being understood that neither this Warrant nor such Warrant Shares are currently registered for sale and that the Company has no obligation or intention to so register this Warrant or such Warrant Shares except as specifically provided herein, or (ii) this Warrant or such Warrant Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 promulgated under the Act, it being understood that Rule 144 is not available at the time of the original issuance of this Warrant for the sale of this Warrant or such Warrant Shares and that there can be no assurance that Rule 144 sales will be available at any subsequent time, or (iii) such sale, assignment, or transfer is otherwise exempt from registration under the Act.

         4. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full purchase price therefor, shall be validly issued, fully paid, nonassessable, and free of preemptive rights.

         5. (a) In case the Company shall at any time after the date the Warrants were first issued (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price, and the number of Warrant Shares issuable upon exercise of this Warrant, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

         No adjustment in the Exercise Price shall be required if such adjustment is less than $.05 (which amount will be proportionately adjusted in the event of stock splits or the like); provided, however, that any adjustments which by reason of this Section 5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

            (b) In any case in which this Section 5 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

            (c) Whenever there shall be an adjustment as provided in this
Section 5, the Company shall promptly cause written notice thereof to be sent by certified or registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

            (d) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the market price of such share of Common Stock on the date of exercise of this Warrant, as determined in good faith by the Company's Board of Directors.

         6. (a) In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety, such successor, leasing, or purchasing corporation, as the case may be, shall (i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise, of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such consolidation, merger, sale, lease, or conveyance by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease, or conveyance, and (ii) make effective provision in its certificate of incorporation or otherwise, if necessary, to effect such agreement. Such agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5 above.

            (b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from a specified par value to no par, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

            (c) Notwithstanding anything to the contrary herein contained, in the event of a transaction contemplated by Section 6(a) in which the surviving, continuing, successor, or purchasing corporation demands that all outstanding convertible notes and warrants be extinguished prior to the closing date of the contemplated transaction, the Company shall give prior notice (the "Merger Notice") thereof to the Holders advising them of such transaction. The Holders shall have ten days after the date of the Merger Notice to elect to (i) exercise the Warrants in the manner provided herein or (ii) receive from the surviving, continuing, successor, or purchasing corporation the same consideration receivable by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, or purchase reduced by such amount of the consideration as has a market value equal to the Exercise Price, as determined by the board of directors of the Company, whose determination shall be conclusive absent manifest error. If any Holder fails to timely notify the Company of its election, the Holder shall be deemed for all purposes to have elected the option set forth in (ii) above. Any amounts receivable by a Holder who has elected the option set forth in (ii) above shall be payable at the same time as amounts payable to stockholders in connection with any such transaction.

            (d) The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

         7. In case at any time the Company shall propose to:

            (a) pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

            (b) issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

            (c) effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale, lease, or conveyance of property, described in Section 6; or

            (d) effect any liquidation, dissolution, or winding-up of the Company;


then, and in any one or more of such cases, the Company shall give written notice thereof, by certified or registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least 15 days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up, or (iii) the date of such action which would require an adjustment to the Exercise Price.

         8. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         9. The Warrant Shares issued upon exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend:

         "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and neither such securities nor any interest therein may be offered, sold, pledged, assigned or otherwise transferred unless (1) a registration statement with respect thereto is effective under the Act and any applicable state securities laws, or (2) the Company receives an opinion of counsel to the holder of such securities, which counsel and opinion are reasonably satisfactory to the Company, that such securities may be offered, sold, pledged, assigned or transferred in the manner contemplated without an effective registration statement under the Act or applicable state securities laws."

         10. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses and indemnity reasonably satisfactory to the Company, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

         11. The Holder of any Warrant shall not have solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

         12. This Warrant has been negotiated and consummated in the State of New Jersey and shall be construed in accordance with the laws of the State of New Jersey applicable to contracts made and performed within such State, without regard to principles governing conflicts of law.

         13. Each of the Company and the Holder of this Warrant, irrevocably consents to the jurisdiction of the courts of the State of New Jersey and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Warrant, any document or instrument delivered pursuant to, in connection with or simultaneously with this Warrant, or a breach of this Warrant or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with
Section 15 hereof.

         14. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at 4326 US Route 1, Monmouth Junction, New Jersey 08822, Attention: Dr. David Vilkomerson, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 15. Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 15. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 15 shall be deemed given at the time of receipt thereof.

         15. No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers or remedies. No right, power or remedy conferred by this Warrant upon the Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

         16. This Warrant may be amended or any of its provisions waived only by a written consent or consents executed by the Company and Holders of Warrants representing a majority of the shares underlying the Warrants issued and outstanding to investors pursuant to the Memorandum. Any amendment or waiver shall be binding upon all existing and future Holders.



Dated: May __, 2001


                                       ECHOCATH, INC.




                                       By:   ________________________________
                                             Name:  Frank DeBernardis
                                             Title: President

                               FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

         FOR VALUE RECEIVED, ___________________ hereby sells, assigns, and transfers unto _____________________________ ______________ Warrants, each
Warrant conveys the right to purchase one (1) share of Class A Common Stock, no par value, of EchoCath, Inc. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint _____________________________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.


Dated:
       ---------------


                                      Signature:
                                                 ------------------------------




                                     NOTICE

         The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

         To:  EchoCath, Inc.
         P.O. Box 7224
         Princeton, New Jersey  08543




                              ELECTION TO EXERCISE



         The undersigned hereby exercises his or its rights to purchase ______ Warrant Shares covered by the within Warrant certificate and tenders payment herewith in the amount of $_____________ in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
     (Print Name, Address and Social Security or Tax Identification Number)


and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.
Dated: ________________                   Name:________________________________
                                                           (Print)


Address:_______________________________________________________________________



                                              _________________________________
                                                          (Signature)

                                 PROMISSORY NOTE

                                                  MONMOUTH JUNCTION, NEW JERSEY

FOR VALUE RECEIVED, the undersigned, EchoCath, Inc. a New Jersey corporation ("ECHOCATH"), hereby promises to pay to the order of Joseph J. Prischak, an individual with a place of business at 2425 West 23rd Street, Erie, Pennsylvania 16506 ("PAYEE")

                    The sum of Two Hundred Thousand Dollars
                                   ($200,000)

 with interest on the unpaid balance due thereon at 6.5% per annum (computed on the basis of a 360 day year) commencing on the date of execution of this Note, payable in full on the 181st day from the date hereof.

         Payments are to be made at the principal office of the PAYEE or at such other place in the United States as PAYEE may specify, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

Upon default occurring in the payment, as and when due of the principal balance or accrued interest due under this Note, then the entire unpaid principal and all accrued interest will be due and payable in full. In the event of a default, ECHOCATH shall pay PAYEE all of PAYEE's reasonable attorneys fees incurred by PAYEE in the collection of this Note.

         This Note and the Agreement shall be governed, construed and enforced in accordance with the internal laws of the State of New Jersey notwithstanding any conflicts of laws provisions to the contrary, and all disputes, claims and litigation concerning this Note and said Agreement shall be exclusively brought and resolved in the federal and state courts located in New Jersey.

                                   ECHOCATH, INC.


                                   By:
                                          -----------------------------------

                                   Name:  Frank DeBernardis

                                   Title: President

                                   Date:  May __, 2001